UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2016 (April 13, 2016)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On April 13, 2016, pursuant to the terms of the Contribution and Distribution Agreement, by and among the The Scotts Miracle-Gro Company (the “Company”) and TruGreen Holding Corporation (“TruGreen Holdings”), the Company completed the contribution of the Scotts lawn service business to a newly formed subsidiary of TruGreen Holdings (the “Joint Venture”) in exchange for a minority equity interest of approximately 30% in the Joint Venture.
The information set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 10, 2015 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Unaudited pro forma condensed consolidated statements of operations for the three months ended January 2, 2016 and the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013 and unaudited pro forma condensed consolidated balance sheet as of January 2, 2016 are filed as Exhibit 99.1 and incorporated by reference herein.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: April 19, 2016	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer